First Quarter 2013 Financial Results – Supplemental Material

One Source. Powerful Solutions. | Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity (including among others, loan originations and foreclosures) on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; the level of scrutiny being placed on participants the mortgage industry and in the foreclosure process in particular; risks associated with federal and state enforcement proceedings, inquiries and examinations currently underway or that may be commenced in the future with respect to our default management operations, and with civil litigation related to these matters; the impact of continued delays in the foreclosure process on the timing and collectability of our fees for certain services; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission. 2

One Source. Powerful Solutions. | Use of Non-GAAP Measures 3 U.S. Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including “EBITDA” (GAAP operating income plus depreciation and amortization); “EBITDA, as adjusted” (EBITDA adjusted for the impact of certain non-recurring adjustments, if applicable); “adjusted operating income” (GAAP operating income adjusted for the impact of certain non-recurring adjustments, if applicable); “adjusted net earnings” (GAAP net earnings adjusted for the impact of certain non-recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions); “adjusted net earnings per diluted share” or “adjusted EPS per diluted share” (adjusted net earnings divided by diluted weighted average shares); and “adjusted free cash flow” (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the attachments to the earnings press release.

One Source. Powerful Solutions. | 1Q 2013 Highlights • Earnings per share increase year-over-year on strong growth in TD&A and Origination Services, and from expanding margins – GAAP – Continuing Operations: $0.64 per diluted share – Adjusted – Continuing Operations: $0.66 per diluted share, up 10% from 1Q12 • Revenue reflects strong growth in TD&A and Origination Services, offset by decrease in Default Services – Total: $471.7M, down 2.9% from 1Q12 – TD&A: $193.6M, up 10.4% fueled by growth across all lines of business – Trans. Svcs: $278.0M, down 11.0% due to lower Default Services partially offset by growth in Origination Services • Margins expand year-over-year and adjusted free cash flow remains strong – EBITDA Margin: up 250 basis points to 26.6% driven by growth in high-return businesses – Adjusted free cash flow: $49.5M • Completed previously announced settlements of legacy legal and regulatory matters while maintaining strong financial position – Settled with State AG’s ($124M paid 1Q13); Department of Justice ($35M paid 1Q13) – Ended quarter with $61M in legal and regulatory reserve to cover remaining matters – Cash of $88M and revolving credit availability of $398M as of 1Q13 end 4

One Source. Powerful Solutions. | TD&A is Growing Share of Revenue & EBITDA 5 REVENUE ADJUSTED EBITDA

One Source. Powerful Solutions. | Condensed Income Statements 6 ($ in millions) 1Q-13 4Q-12 1Q-12 vs PQ vs PYQ Revenue 471.7$ 501.0$ 485.8$ -5.9% -2.9% EBITDA 125.5 135.5 117.1 -7.4% 7.2% EBITDA % 26.6% 27.0% 24.1% -43 bps 250 bps Operating income 99.4 110.3 93.2 -9.9% 6.7% Net earnings 53.9 61.1 47.1 -11.7% 14.5% Purchase price amort, net (1) 1.6 1.7 2.4 -8.5% -35.3% Adjusted net earnings 55.5$ 62.8$ 49.5$ -11.6% 12.0% Adjusted earnings per diluted share 0.65$ 0.74$ 0.59$ -12.2% 10.2% Continuing Operations 0.66 0.74 0.60 -10.8% 10.0% Discontinued Operations (0.01) - (0.01) nm nm (1) Represents the periodic amortization of intangible assets acquired through business acquisitions primarily relating to customer lists, trademarks and non-compete agreements. Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | Segment Operating Results 7 ($ in millions) 1Q-13 4Q-12 1Q-12 vs PQ vs PYQ Revenue: TD&A 193.6$ 189.3$ 175.3$ 2.3% 10.4% Transaction Services 278.0 311.7 312.2 -10.8% -11.0% Corporate 0.0 - (1.7) nm nm Total 471.7 501.0 485.8 -5.9% -2.9% EBITDA: TD&A 80.5 74.5 70.6 8.1% 14.0% Transaction Services 55.4 71.9 56.7 -23.0% -2.2% Corporate (10.4) (11.0) (10.2) nm nm Total 125.5 135.5 117.1 -7.4% 7.2% EBITDA Margin: TD&A 41.6% 39.4% 40.3% 222 bps 131 bps Transaction Services 19.9% 23.1% 18.1% -315 bps 178 bps Corporate nm nm nm nm nm Total 26.6% 27.0% 24.1% -43 bps 250 bps Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | Technology, Data & Analytics Segment 8 • Revenue growth across all lines of business • Margin expansion reflecting improved revenue mix and operating leverage • Investment in innovative technology, data and analytics solutions to enable clients to meet evolving industry requirements Performance Drivers ($ in millions) 1Q-13 4Q-12 1Q-12 vs PQ vs PYQ Revenue: Technology: 177.4$ 174.1$ 161.3$ 1.9% 10.0% Servicing Technology 115.7 114.8 108.4 0.7% 6.8% Default Technology 36.6 34.8 31.6 5.4% 16.0% OriginationTechnology 25.1 24.5 21.4 2.5% 17.7% Data and Analytics 16.2 15.2 14.0 6.6% 15.5% Total TD&A 193.6 189.3 175.3 2.3% 10.4% EBITDA 80.5 74.5 70.6 8.1% 14.0% EBITDA Margin 41.6% 39.4% 40.3% 222 bps 131 bps Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | Transaction Services Segment 9 • Origination Services revenue remained strong reflecting continuing robust industry refinance activity driven by historically low interest rates and HARP • Default Services revenue declined primarily reflecting lower industry foreclosure activity • Margins remain solid reflecting positive revenue mix and ongoing cost management Performance Drivers ($ in millions) 1Q-13 4Q-12 1Q-12 vs PQ vs PYQ Revenue: Origination Services 164.4$ 173.9$ 146.8$ -5.5% 12.0% Default Services 113.6 137.8 165.5 -17.6% -31.4% Total Transaction Services 278.0 311.7 312.2 -10.8% -11.0% EBITDA 55.4 71.9 56.7 -23.0% -2.2% EBITDA Margin 19.9% 23.1% 18.1% -315 bps 178 bps Note: columns may not total due to rounding. Adjusted Results % Change

One Source. Powerful Solutions. | Consolidated Free Cash Flow 10 ($ in millions) 1Q-13 Net Earnings 53.9$ Non-cash adjustments: Depreciation and amortization 26.1 Other non-cash items 64.4 Working capital adjustments: Net change in accounts receivable 21.2 Net change in other working capital items (263.1) Net cash provided by operating activities (97.5) Capital expenditures (28.1) Free Cash Flow (125.7) Less cash impact of adjustments, net of applicable tax (1) 175.2 Adjusted Free Cash Flow 49.5$ Adjusted Free Cash Flow Per Diluted Share 0.58$ Diluted Weighted Average Shares 85,144 (1) Primarily reflects payments made under previously announced state AG settlements ($124M) and DOJ settlement ($35M), as well as income tax payment ($12M) made in connection with the sale of an operation that was disposed of during Q4-12 Note: columns may not total due to rounding.

One Source. Powerful Solutions. | 2Q 2013 Guidance Revenue $460 - $480 million EPS* $0.63 - $0.67 11 • Technology, Data and Analytics continuing strong demand with revenue up slightly from 1Q13 • Transaction Services revenue about flat with 1Q13 • Origination Services revenue down slightly from 1Q13 due to lower industry refinance volume • Default Services revenue up slightly from 1Q13 primarily due to seasonality *Adjusted EPS from continuing operations Guidance Backdrop